                                                                    EXHIBIT 99.1

                       JOINT FILER INFORMATION

                      Other Reporting Person(s)

1.     PALOGIC VALUE FUND, L.P.

Item                               |Information
-----------------------------------|--------------------------------------------
Name:                              |Palogic Value Fund, L.P.
                                   |
Address:                           |5310 Harvest Hill Road, Suite 110,
                                   |Dallas, TX 75230
Designated Filer:                  |Ryan L. Vardeman
                                   |
Date of Event Requiring            |March 2, 2020
Statement (Month/Day/Year):        |
                                   |
Issuer Name and Ticker or          |BSQUARE Corporation [BSQR]
Trading Symbol:                    |
                                   |
Relationship of Reporting          |Member of 10% Group
Person(s) to Issuer:               |
                                   |
If Amendment, Date Original        |Not Applicable
Filed (Month/Day/Year):            |
                                   |
Individual or Joint/Group Filing:  |Form filed by More than One Reporting Person
                                   |
Signature:                         |
                                   |By:     Palogic Value Management, L.P.
                                   |Its:    General Partner
                                   |
                                   |By:     Palogic Capital Management, LLC
                                   |Its:    General Partner
                                   |
                                   |By:     /s/Ryan L. Vardeman
                                   |        --------------------
                                   |Name:   Ryan L. Vardeman
                                   |Title:  Sole Member
                                   |Date:   March 4, 2020

2.    PALOGIC VALUE MANAGEMENT, L.P.

Item                               |Information
-----------------------------------|--------------------------------------------
Name:                              |Palogic Value Management, L.P.
                                   |
Address:                           |5310 Harvest Hill Road, Suite 110, Dallas,
                                   |TX 75230
                                   |
Designated Filer:                  |Ryan L. Vardeman
                                   |
Date of Event Requiring            |March 2, 2020
Statement (Month/Day/Year):        |
                                   |
Issuer Name and Ticker or          |BSQUARE Corporation [BSQR]
Trading Symbol:                    |
                                   |
Relationship of Reporting          |Member of 10% Group
Person(s) to Issuer:               |
                                   |
If Amendment, Date Original        |Not Applicable
Filed (Month/Day/Year):            |
                                   |
Individual or Joint/Group Filing:  |Form filed by More than One Reporting Person
                                   |
Signature:                         |
                                   |By:     Palogic Capital Management, LLC
                                   |Its:    General Partner
                                   |
                                   |By:     /s/ Ryan L. Vardeman
                                   |        --------------------
                                   |Name:   Ryan L. Vardeman
                                   |Title:  Sole Member
                                   |Date:   March 4, 2020

3.    PALOGIC CAPITAL MANAGEMENT, LLC

Item                               |Information
-----------------------------------|--------------------------------------------
Name:                              |Palogic Capital Management, LLC
                                   |
Address:                           |5310 Harvest Hill Road, Suite 110, Dallas,
                                   |TX 75230
                                   |
Designated Filer:                  |Ryan L. Vardeman
                                   |
Date of Event Requiring            |March 2, 2020
Statement (Month/Day/Year):        |
                                   |
Issuer Name and Ticker or          |BSQUARE Corporation [BSQR]
Trading Symbol:                    |
                                   |
Relationship of Reporting          |Member of 10% Group
Person(s) to Issuer:               |
                                   |
                                   |
If Amendment, Date Original        |Not Applicable
Filed (Month/Day/Year):            |
                                   |
Individual or Joint/Group Filing:  |Form filed by More than One Reporting Person
                                   |
Signature:                         |
                                   |By:     /s/ Ryan L. Vardeman
                                   |        --------------------
                                   |Name:   Ryan L. Vardeman
                                   |Title:  Sole Member
                                   |Date:   March 4, 2020